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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  June 16, 1995

                         UNITED STATES CELLULAR CORPORATION
                         ----------------------------------
               (Exact name of registrant as specified in its charter)


       Delaware                          1-9712             62-1147325
- -----------------------                  ------        -------------------
(State of incorporation                  (Commission   (I.R.S. Employer
or other jurisdiction)                   File Number)  Identification No.)


             8410 West Bryn Mawr, Suite 700, Chicago, Illinois 60631
             -------------------------------------------------------
              (Address of principal executives offices) (Zip Code)

     Registrant's telephone number, including area code: (312) 399-8900


                                 Not applicable
                                 --------------

          (Former name or former address, if changed since last report)


               The Exhibit Index is Located on Page 4 of 4 Total Pages

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Item 5.    OTHER EVENTS.

          On June 16, 1995, United States Cellular Corporation (the "Company") completed the sale of $745 million principal amount at maturity of zero coupon convertible debt in the form of Liquid Yield TM Option Notes ("LYONs"TM).
This Current Report on Form 8-K is being filed for the purpose of filing as exhibits certain documents relating to such sale.

          "Liquid Yield Option" and "LYONs" are trademarks of Merrill Lynch & Co., Inc. ("Merrill Lynch").


Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.


                                        -2-

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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 28, 1995

                                   UNITED STATES CELLULAR CORPORATION
                                   (Registrant)


                                   By: /s/ Kenneth R. Meyers
                                       ------------------------
                                       Kenneth R. Meyers
                                       (V.P. - Finance and Treasurer)


                                      -3 -

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                                  EXHIBIT INDEX

Exhibit No.    Description
- -----------    -----------

     1         Purchase Agreement dated June 7, 1995 between the Company and
               Merrill Lynch

     4.4 Indenture dated June 1, 1995 between the Company and Harris Trust and Savings Bank, as Trustee, relating to the LYONs

     4.5       Form of Certificate for Liquid Yield Option Note (included in
               Exhibit 4.4)

     99.1 Securities Loan Agreement dated June 13, 1995 between Telephone and Data Systems, Inc. ("TDS") and Merrill Lynch

     99.2 Registration Rights Agreement dated June 13, 1995 among the Company, TDS and Merrill Lynch

     99.3 Common Share Delivery Arrangement Agreement dated June 13, 1995 among the Company, TDS and Merrill Lynch

     99.4 LYONs Offering Agreement dated June 1, 1995 between the Company and TDS